UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2025

VIASAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21767	33-0174996
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)
Common Stock, par value $0.0001 per share	VSAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2025, the Board of Directors of Viasat, Inc. (the “Company”) approved the appointment of Camellia E. FitzGerald, the Company’s current Vice President – Corporate Accounting and Finance, as the Company’s Chief Accounting Officer and principal accounting officer, effective January 2, 2026. As previously disclosed by the Company, Shawn Duffy, the Company’s current Chief Accounting Officer and principal accounting officer, will cease to serve in such roles on December 31, 2025, upon the expiration of the term of her previously filed severance agreement with the Company, at which time Ms. Duffy will be eligible to receive the separation benefits provided under the severance agreement. Commencing January 1, 2026, Ms. Duffy will continue supporting the Company in a non-executive role as a Special Projects Advisor.

Ms. FitzGerald, 48, has served as Vice President – Corporate Accounting and Finance at the Company since 2014. Previously, she worked as Senior Director – Finance and Accounting at Samsung Electronics America, a consumer electronics company, from 2009 to 2014, and as Assistant Controller at CryoCor, Inc., a medical technology company, from 2005 to 2008. She also served as a Senior Associate at PricewaterhouseCoopers from 2001 to 2005. Ms. FitzGerald is a Certified Public Accountant in California and earned a B.S. degree in Accounting from San Diego State University.

Ms. FitzGerald and the Company have entered into the Company’s customary indemnification agreement, in which the Company has agreed to indemnify, and to advance expenses on behalf of, Ms. FitzGerald to the fullest extent permitted by applicable law.

Ms. FitzGerald has no family relationship (within the meaning of Item 401(d) of Regulation S-K) with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. There has been no transaction since the beginning of Viasat’s last fiscal year, and there is no currently proposed transaction, in excess of $120,000 in which the Company is or was a participant and in which Ms. FitzGerald or any of her immediate family members (within the meaning of Item 404 of Regulation S-K) had or will have a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASAT, INC.

Date: December 11, 2025	By:	/s/ Brett Church
	Name:	Brett Church
	Title:	Associate General Counsel

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